UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported   April 25, 2007
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                         Hampton Roads Bankshares, Inc.
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             (Exact name of registrant as specified in its charter)

            Virginia                    005-62335               54-2053718
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     (State or other jurisdiction     (Commission              (IRS Employer
         of incorporation)             File Number)          Identification No.)

             999 Waterside Drive, Suite 200, Norfolk, Virginia 23510
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 217-1000
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Item 8.01.               Other Events.

      On April 25, 2007, Hampton Roads Bankshares, Inc. issued a press release announcing a dividend payable during the second quarter of 2007. This information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K. A copy of the press release is furnished herewith as Exhibit 99.1.

(d)                      Exhibits:

Exhibit No.              Exhibit Title
99.1                     Press release issued April 25, 2007.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Hampton Roads Bankshares, Inc.

Date:  April 25, 2007                 By:  /s/ Jack W. Gibson
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                                           Jack W. Gibson
                                           President and Chief Executive Officer